                                                               Exhibit 10.15

Pages or exhibits where confidential treatment has been requested are stamped "Confidential portions omitted and filed separately with the Commission." The appropriate section has been marked at the appropriate place with an "*".

                     AMENDMENT TO SECOND LICENSE AGREEMENT

     This AMENDMENT TO SECOND LICENSE AGREEMENT is made and entered into effective as of the 25th day of March, 1985, by and between Biomedical Engineering Trust, successor in interest to Biomedical Engineering Corp., whose address is c/o 153 Irvington Avenue, South Orange, New Jersey 07079 (hereinafter referred to as LICENSOR) and DePuy, Division of Boehringer Mannheim Corporation, successor to DePuy Division of BioDynamics, Inc., whose Post Office address is P.O. Box 988, Warsaw, Indiana 46580 (hereinafter referred to as LICENSEE),

                                  WITNESSETH:
                                  ----------

     WHEREAS LICENSOR and LICENSEE entered into a LICENSE AGREEMENT dated April 25, 1977, and amended December 9, 1977 (hereinafter referred to as "FIRST LICENSE AGREEMENT"), which FIRST LICENSE AGREEMENT was cancelled in favor of a novation denominated SECOND LICENSE AGREEMENT effective as of July 24, 1979; and

     WHEREAS LICENSOR and LICENSEE agree that certain aspects of the relationships between LICENSOR and LICENSEE must be defined and clarified; and

     WHEREAS LICENSOR and LICENSEE agree that the following amendments to the SECOND LICENSE AGREEMENT will clarify the relationship between the parties as of the date hereof;

        NOW, THEREFORE, in view of the foregoing premises and the following mutual covenants, the adequacy and sufficiency of which as consideration are hereby acknowledged, the parties hereby agree as follows:

A. Paragraph 2 of the SECOND LICENSE AGREEMENT shall be and is hereby deleted and new Paragraph 2 shall be and hereby is substituted therefor as follows:

        2(a). LICENSEE agrees to pay LICENSOR earned royalty at the rate of * percent (* %) of the "sales price" (as defined below) of each of said Floating Center Shoulder Prosthesis, Surface Replacement Shoulder, Trunion Ankle, and Sliding Bearing Ankle and modifications thereof, and * percent (* %) of the sales price of each of said N.J. Knee or components therefor and of the sales price for Instruments therefor. However, with respect to the sale of porous-coated components of the N.J. Knee occurring in the United States of America prior to January 1, 1986, earned royalties shall be discounted such as to be earned at the rate of * percent (*%) of * (*) of the sales price of each such porous-coated component. In no event shall the discount as to porous-coated components for the N.J. Knee extend beyond January 1, 1986.

         (b). For purposes of this Agreement, the terms "sales price" as to sales in the * shall mean the *

         however, *.


* Confidential portions omitted and filed separately with the Commission.

*                                             , the sales price shall be the
          *                                                         LICENSOR
agrees that where compensation is received neither by LICENSEE, nor a sub-licensee, nor a distributor nor any other person from the sale or transfer of any component or instrument, no royalties shall be paid to LICENSOR.

        (c).    For purposes of this Agreement, the term "sales price"
as to sales                      *                               shall mean the
                                 *

                            A

                                 *

        (d). All royalty payments shall be made quarterly in accordance with Paragraph 4 below.

B. The parties agree that with respect to sales occurring prior to the effective date of this agreement, an accounting shall be conducted, particularly with respect to sales outside the United States of America and sales of instruments, to determine such royalties as may presently be due and payable to LICENSOR calculated based upon the foregoing.

C. In the first line of Paragraph 5 of the SECOND LICENSE AGREEMENT, delete "* price" and insert --sales price-- therefor.

* Confidential portions omitted and filed separately with the Commission.

WITNESS:                                BIOMEDICAL ENGINEERING TRUST


[Signature appears here]                By /s/ Frederick F. Bruchel
------------------------------            --------------------------------------


WITNESS:                                BIOMEDICAL ENGINEERING TRUST


[Signature appears here]                By /s/ Michael J. Pappas
------------------------------            --------------------------------------


WITNESS:                                DePUY



[Signature appears here]                By /s/ James A. Lent
------------------------------            --------------------------------------